SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

April 8, 2003

VSOURCE, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-30326	77-0557617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

16875 West Bernardo Drive, Suite 250, San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 618-5884

N/A

(Former name or former address, if changed since last report)

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Item 9.       Regulation FD Disclosure

            Vsource, Inc., a Delaware corporation (the "Registrant"), issued a press release dated April 8, 2003 announcing the Registrant's financial results for its fiscal year ended January 31, 2003. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being filed pursuant to Items 9 and 12 of Form 8-K.

Item 7. Exhibits.

                        99.1   Press Release of Vsource, Inc. dated April 8, 2003.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VSOURCE, INC.
Date: April 8, 2003	By: /s/ Dennis M. Smith Dennis M. Smith Chief Financial Officer (Duly Authorized Officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release